UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2019

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC

Dublin 1, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 15, 2019, Adient plc (“Adient”) issued a news release announcing certain preliminary financial results for the second quarter ended March 31, 2019. The news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

Notes Offering

On April 15, 2019, Adient announced that Adient US LLC, its indirect wholly owned subsidiary, is offering $750 million aggregate principal amount of senior secured notes (the “Notes Offering”) in a private transaction pursuant to Rule 144A and/or Regulation S under the Securities Act of 1933, as amended. The Notes Offering is subject to market and other conditions and may be delayed or may not occur as described or at all. The news release announcing the Notes Offering is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Investor Materials

Representatives of Adient intend to meet with certain investors at various meetings beginning April 15, 2019. A copy of the presentation materials that may be used during these meetings is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Recent Developments

Preliminary Financial Results for Q2 FY 2019:

Based on preliminary financial results for the quarter ended March 31, 2019, Adient expects revenue in Q2 FY2019 to be approximately $4.2B and expects adjusted EBITDA to be between $185M and $195M. These preliminary results are significantly lower than prior year actual results for Q2 FY2018, wherein Adient reported revenue of $4.6B and adjusted EBITDA of $362M*. The negative impact of currency movements between the two periods was a primary driver in the revenue decline. Operating results between the two periods were negatively impacted from business performance issues related to launch inefficiencies, including higher freight and higher operational waste. Free cash flow (operating cash flow, less capital expenditures) for Q2 FY2019 is expected to be between $45M and $60M, which is improved compared to free cash flow in Q2 FY2018 of approximately ($146M). An increased focus on working capital (e.g. reduction in aged receivables), lower capital expenditures and benefits associated with quarter close timing differences resulted in the improved free cash flow quarter over quarter.

During Q2 FY2019, Adient reorganized elements of its management structure which resulted in a realignment of its reportable segments (Americas, EMEA, Asia Pacific). The organizational changes result in a flatter organization with three fully integrated regions, designed to speed up decision-making and drive accountability. Adient will reflect this segment realignment as part of its Q2 FY2019 financial results, including revised comparative prior period financial results. Also, as a result of declines in the earnings of SS&M operations since the end of the prior fiscal year, Adient is assessing the recoverability of its long-lived assets and expects to record a non-cash long-lived asset impairment charge between $50M - $125M during Q2 FY2019.

Adient has not prepared full financial statements for Q2 FY2019 and therefore the preliminary financial results presented above are subject to change and we may identify items that will require us to make adjustments to our preliminary results. For these or other reasons, the actual results for this period may differ materially from these preliminary results.

* The Q2 FY2018 results have been revised from what was originally reported due to the adoption of ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Benefit Cost, on October 1, 2018, which requires that the non-service cost components of net periodic pension cost be reclassified from cost of sales and selling, general and administrative expenses to other pension expense (income). As a result, adjusted EBITDA decreased by $1M for Q2 FY2018.

Use of Non-GAAP Financial Information

The information in Item 7.01 of this Current Report on Form 8-K contains expectations of Adient’s financial results which are not presented in accordance with U.S. GAAP. Specifically, expected adjusted EBITDA is defined as income before income taxes and noncontrolling interests, excluding net financing charges, qualified restructuring and impairment costs, restructuring related costs, incremental “Becoming Adient” costs, net mark-to-market adjustments on pension and postretirement plans, transaction gains/losses, purchase accounting amortization, depreciation, stock-based compensation and other non-recurring items. Adient’s management believes this information is useful to investors by providing important supplemental information regarding financial and business trends relating to Adient’s financial condition and results of operation. Investors should not consider adjusted EBITDA as an alternative to related GAAP measures. Management uses adjusted EBITDA to measure the performance of Adient’s operations for internal reporting, planning and forecasting purposes

Cautionary Statement Regarding Forward-Looking Statements

Adient has made statements in this this Current Report on Form 8-K that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this this Current Report on Form 8-K other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this this Current Report on Form 8-K, statements regarding Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the impact of tax reform legislation through the Tax Cuts and Jobs Act, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the ability of Adient to execute its SS&M turnaround plan, the ability of Adient to identify, recruit and retain key leadership, the ability of Adient to meet debt service requirements, the ability and terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the ability of Adient to effectively integrate the Futuris business, and cancellation of or changes to commercial arrangements. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 filed with the SEC on November 29, 2018 and quarterly reports on Form 10-Q filed with the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this this Current Report on Form 8-K are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

In addition, this this Current Report on Form 8-K includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this this Current Report on Form 8-K or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 and Exhibit 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Exchange Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Adient plc News Release dated April 15, 2019

99.2	Adient plc News Release dated April 15, 2019

99.3	Adient plc Supplemental Investor Materials dated April 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: April 15, 2019	By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Vice President, General Counsel and Secretary